Nomura Partners Funds

The World from Asia

NOMURA

Prospectus

DECEMBER 10, 2012

as supplemented December 19, 2012

Nomura Partners Funds, Inc.	Class A	Class C	Class I
HIGH YIELD FUND	NPHAX	NPHCX	NPHIX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this

Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investment Objective

The High Yield Fund’s (the “Fund”) investment objective is to achieve current yield and capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for reduced sales charges if you and your family invest, or agree to invest, a certain amount in Nomura Partners Funds, Inc. (the “Corporation”). More information is available in the “Description of Share Classes” section of the Fund’s Prospectus and in the “Purchase and Redemption of Shares” section of the statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a % of the offering price)	None *	1.00%	None
Redemption Fee for redemptions within 30 days of purchase (as a % of amount redeemed)	2.00%	2.00%	2.00%
Small Account Fee	$20.00	$20.00	$20.00

*	No contingent deferred sales charge (“CDSC”), except on purchases over $1,000,000, for which no front-end sales charge was paid, which are subject to a 1% CDSC for redemptions within twelve months of investing.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses**	0.85%	0.85%	0.85%
Total Annual Fund Operating Expenses	1.75%	2.50%	1.50%
Fee Waiver and Expense Reimbursement***	(0.65)%	(0.65)%	(0.65)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement***	1.10%	1.85%	0.85%

**	“Other Expenses” are based on estimated amounts for the current fiscal year.
***	The Fund’s advisor, Nomura Asset Management U.S.A Inc. (“NAM USA”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses of the Fund are limited to 0.85% (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) until January 28, 2015. Amounts waived or reimbursed in a particular fiscal year may be recaptured by NAM USA within three years of the waiver or reimbursement to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at the time those expenses were waived. The arrangement may not be terminated prior to January 28, 2015 except by action of the Board of Directors of the Corporation.

Expense Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, in the first Example, or hold your shares, in the second Example. They also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Fund’s expenses are reduced during the first year by fee waiver and expense limitation agreement. Although your costs may be higher or lower, based on these assumptions your costs would be:

	If you redeemed your Shares			If you did not redeem your Shares
	Share Class			Share Class
	Class A	Class C	Class I	Class A	Class C	Class I
1-Year	$483	$188	$87	$483	$188	$87
3-Year	$779	$649	$342	$779	$649	$342

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples illustrated above, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in a portfolio of high yield bonds rated below investment grade by Moody’s Investors Services Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”), or Fitch, Inc. (“Fitch”), or, if unrated, determined to be of comparable quality by Nomura Corporate Research and Asset Management Inc. (“NCRAM”).

The Fund defines high yield bonds to include the following (provided they are unrated or rated below investment-grade): bank loans; payment-in-kind securities; deferred payment securities; fixed, variable and floating rate obligations; asset-backed securities; convertible securities; zero-coupon bonds; and debt obligations. The Fund may invest in new issuances of high yield bonds. The Fund may invest in distressed high yield bonds.

NCRAM anticipates that the Fund will be invested in a diversified portfolio of high yield bonds. Maturity is not a consideration in selecting the Fund’s investments. The Fund may engage in active and frequent trading in seeking to achieve its investment objective.

In addition to investing in high yield bonds, NCRAM can invest up to 20% of the Fund’s assets in a wide range of securities, including investment grade bonds, common stock, preferred securities and money market instruments. Up to 20% of the Fund’s assets may be invested in securities not denominated in U.S. dollars. The Fund may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund’s foreign investments (U.S. dollar or non-U.S. dollar-denominated) may include companies in, or governments of emerging market countries.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Certain risks related to an investment in the Fund are summarized below.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

High Yield Bonds Risk – The Fund’s investment in high yield bonds (also known as junk bonds) will subject the Fund to greater levels of credit and liquidity risks than funds that invest in higher rated securities. While offering greater opportunity for higher yields and capital growth, high yield bonds usually are subject to greater price volatility and may be less liquid than higher rated securities. An economic downturn or period of rising interest rates may adversely affect the market for these securities (see “Inflation Risk” below) and reduce the Fund’s ability to sell these securities (see “Liquidity Risk” below). These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal (see “Credit/Default Risk” below) and may be issued by companies that are highly leveraged, less creditworthy or financially distressed (see “Distressed Securities Risk” below). These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. The market price of these securities can change suddenly and unexpectedly. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield bonds.

Inflation (Interest Rate) Risk – Generally, high yield bonds will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the high yield bonds will decline in value because of increases in interest rates. Interest rate changes normally have a greater effect on the prices of longer-term high yield bonds than shorter-term high yield bonds. In addition, during periods of declining interest rates, the issuers of high yield bonds held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. This is known as “Prepayment Risk” and may reduce the Fund’s income.

Variable and floating rate securities are less sensitive to market interest rate changes, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities generally will not increase in value if interest rates decline. A decrease in market interest rates may adversely affect the income the Fund receives from such securities and the net asset value of the Fund’s shares.

Credit/Default Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. If an issuer fails to pay interest or repay principal, the

Fund’s income or share value may be reduced. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Liquidity Risk – Certain securities that are thinly traded or that otherwise might not be easily disposed in the course of regular trading may be deemed to be illiquid securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. The Fund may invest up to 15% of its assets in illiquid securities.

Bank Loan Risk – The market for loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of the lending financial institutions and the underlying borrowers. Loans, like other high yield obligations, are subject to Inflation Risk, Prepayment Risk and the risk of nonpayment of scheduled interest and/or principal. Nonpayment would result in a reduction of income to the Fund, a reduction in the value of the loan experiencing nonpayment and a potential decrease in the NAV of the Fund. Loans are also subject to “Limited Information Risk” because the amount of public information available with respect to loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of NCRAM than would be the case for a fund that invests primarily in rated, registered or exchange-listed securities.

Equity Securities Risk – The Fund may hold or to a limited extent invest in common stocks, which are a type of equity security that represent an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Convertible Securities Risk – The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Distressed Securities Risk – Investing in distressed securities is speculative and involves significant risks. Distressed securities may be the subject of bankruptcy proceedings or in default as to the repayment of principal and/or interest or rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P or Fitch. Distressed securities frequently do not produce income and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Preferred Securities Risk – Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Currency Risk – When the Fund invests in securities that trade in or receive revenues in foreign (non-U.S.) currencies it will be subject to the risk that those currencies may decline in value relative to the U.S. dollar. As a result, the Fund’s investments in foreign denominated securities may reduce the returns of the Funds.

Foreign Exposure Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. In addition, brokerage and transaction costs are generally higher for foreign securities than for U.S. investments.

Emerging Market Risk – Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may involve market, credit, currency, liquidity, legal political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Frequent Trading Risk – Active and frequent trading of securities involves higher expenses, which could affect the Fund’s performance over time. High rates of portfolio turnover could also affect the tax efficiency of the Fund by accelerating the realization of taxable income to shareholders. The Fund’s portfolio turnover rate may be more than 100%.

Market Risk and Selection Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by NCRAM will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

No operating history–The Fund is a newly organized, diversified, open-end management investment company with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

For a detailed description of these and other risks of investing in this Fund, please see the “Principal Investment Risks” section in the Prospectus and the “Investment Objectives Policies and Strategies” section in the SAI.

As of the date of this Prospectus, the Fund has not completed a full calendar year of investment operations. When the Fund has completed a full calendar year of operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index, which tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

Investment Advisor

NAM USA is the investment advisor for the Fund. NAM USA has retained NCRAM to act as a sub-advisor to the Fund.

Portfolio Managers

Two individuals at NCRAM share primary responsibility for managing the Fund.

Portfolio Manager	Title	Service with NCRAM
Stephen Kotsen (Lead)	Portfolio Manager	1998
David Crall	Portfolio Manager	1992

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on days when the New York Stock Exchange is open for regular trading by mail (Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA, 02205-8005); by telephone (1-800-535-2726); or through your financial intermediary. Shares may be purchased (or redemption proceeds received) by electronic bank transfer, check, or wire. Investment Minimums for Class A and Class C shares are generally as follows, although the Fund may reduce or waive the minimums in some cases. Purchases of additional shares of the Fund are subject to a minimum investment of $100.

Type of Account	Minimum To Open An Account	Minimum Balance
Regular	$1,000	$1,000
IRA and Roth IRA	$500	$500
Coverdell Education Savings Account (Educational IRA)	$500	$500
Automatic Investment Plan	$500	$500

The minimum initial investment for Class I shares of the Fund is $1,000,000, subject to certain exceptions.

Tax Information

Dividends and capital gain distributions from the Fund are generally subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a tax-advantaged retirement account (in which case you may be taxed later on, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, Foreside Fund Services, LLC (the Fund’s distributor), NAM USA, or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE

The High Yield Fund’s (the “Fund”) investment objective is to achieve current yield and capital growth.

INVESTMENT ADVISOR AND SUB-ADVISOR

NAM USA is the Fund’s investment advisor, and NCRAM is the sub-advisor. NCRAM is responsible for the day-to-day management of the Fund.

WHO SHOULD INVEST IN THE FUND?

The High Yield Fund may be an appropriate investment for you if you:

    want a professionally managed portfolio

    seek current income

    are willing to accept higher risks of investing in high yield and distressed securities, including loss of capital, in exchange for the potential for higher yield and capital growth

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in a portfolio of high yield bonds rated below investment grade by Moody’s, S&P, or Fitch, or, if unrated, determined to be of comparable quality by NCRAM.

NCRAM’s investment philosophy for the Fund is based upon NCRAM’s belief that a total return investment approach driven by credit research is the best way to generate alpha in a high yield market. NCRAM will operate a long-only strategy using a bottom-up “Strong Horse” investment philosophy (a strategy of investing in those companies that it is believed can carry their debt loads through different economic cycles). Strong Horse companies demonstrate the ability to generate strong, sustainable cash flow which enables them to de-lever their balance sheets and improve their ratings. NCRAM also uses a top-down investment strategy, identifying areas of the high yield market that it believes are undervalued relative to the rest of the market.

When selecting high yield bonds, NCRAM considers, among other things, the price of the security and the issuer’s financial history, condition, management and prospects. NCRAM seeks to mitigate the risks associated with high yield bonds, by diversifying the Fund’s holdings by issuer and industry. NCRAM will actively invest the Fund in a diversified portfolio of high yield bonds.

NCRAM will actively allocate the Fund’s assets across industries, investing in a range of U.S. dollar-denominated high yield bonds, including corporate bonds, certain convertible securities, certain asset-backed securities, bank loans, zero-coupon bonds, pay-in-kind securities and deferred payment securities. These high yield bonds may be fixed, variable or floating rate. Maturity is not a consideration in selecting the Fund’s investments. The Fund may invest in distressed securities. The Fund may invest in new issuances of debt.

The Fund may invest in convertible bonds. Convertible bonds will be counted toward the Fund’s 80% policy to the extent they have characteristics similar to the securities included within that policy. Convertible bonds generally are debt securities that may be converted into common stock. Convertible bonds typically pay current income as interest. A convertible bond’s value usually reflects both the stream of current income payments and the market value of the underlying stock.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.	The Fund’s bank loan investments will usually be senior loans. Senior Loans are loans that have a right to payment senior to most other debts of the borrower. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement (“Loan Agreement”) that establishes the relative terms and conditions of the Senior Loan and rights of the borrower and the Lenders.

The Fund usually will purchase assignments (“Assignments”) of portions of loans from third-parties. Loans often are secured by specific assets of the borrower, although the Fund may invest up to 10% of its assets in loans that are not secured by any collateral. From time to time the Fund may also invest in a loan either by participating as a co-lender at the time the loan is originated or by buying a participation interest in the corporate loan from a co-lender or a participant (“Participation Interests”). The Fund may invest in loans that pay interest at rates that are fixed, floating or variable.

The Fund may invest in zero-coupon securities (“Zeros”), pay-in-kind securities (“PIKs”) and deferred payment securities acquired at a discount. Zeros are fixed income securities that do not make regular interest payments. Instead, zeros are sold at a discount from their face value. The difference between a zero's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. PIKs are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zeros until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. These are all types of high yield bonds on which the holder does not receive periodic cash payments of interest or principal. Even though the Fund will not receive cash periodic coupon payments on these securities, the Fund will be deemed to have received income (“phantom income”) annually. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals.

The Fund may invest in distressed high yield bonds, which may subject to bankruptcy proceedings or may be in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P or Fitch) or which, if unrated, are in the judgment of NCRAM of equivalent quality. The Fund will generally make such investments only when NCRAM believes it is reasonably likely that the issuer of the distressed security will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities.

Up to 20% of the Fund’s assets may be invested in other securities or obligations, including investment grade securities, common stock, preferred securities, money market instruments and securities not denominated in U.S. dollars. The Fund may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund’s foreign investments (U.S. dollar or non-U.S. dollar-denominated) may include companies in, or governments of emerging market countries (i.e., countries that have an emerging market as defined by Standard & Poor’s® (S&P®), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics).

The Fund may initiate spot foreign exchange transactions for the purposes of settling transactions in the securities. Performance of the Fund may be influenced by movements in foreign exchange rates because currency positions held by the Fund may not correspond with the securities positions held. NCRAM may use forward currency contracts to seek to mitigate the risk of currency fluctuations.

It is not the current intention of NCRAM to engage in derivative transactions, however, this intention may change in the future. Prior to entering into derivative transactions (other than forward currency contracts) this prospectus will be supplemented and updated risks will be added.

NCRAM may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. Under normal circumstances, NCRAM will seek to maintain a near fully invested portfolio. The Fund may invest in shares of other mutual funds or comingled investment vehicles, to the extent permitted by federal law. The Fund may enter into repurchase agreements and reverse repurchase agreements for the purpose of efficient portfolio management.

As a temporary measure for defensive purposes, NCRAM may invest up to 100% of the Fund’s assets in other types of securities such as government and money market securities of U.S. issuers, or may hold cash. NCRAM may make these investments or increase its investment in these securities when NCRAM is unable to find enough attractive long-term investments, to reduce exposure to the Fund’s primary investments when NCRAM believes it is advisable to do so, or to meet anticipated levels of redemption. The Fund will normally invest a portion of its portfolio in U.S. dollars or short-term interest bearing U.S. dollar-denominated securities such as a money market fund to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit the Fund’s ability to meet its investment objective.

Principal Investment Risks

The High Yield Fund cannot guarantee that it will achieve its investment objective. Many factors affect the Fund’s performance. The Fund’s share price will change daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. NCRAM’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer.

Following are certain risks associated with investing in the Fund. The Fund’s summary highlights certain risks associated with investing in the Fund. The Fund invests principally in high yield bonds. The principal risks of investing in the Fund may change over time as the NCRAM adapts to changing market conditions in pursuit of the Fund’s investment objective. When you sell your shares they may be worth less than what you paid for them, which means that you could lose money.

High Yield Bonds Risk. The Fund may invest up to 100% of its assets in high yield bonds. Although these investments generally provide a higher yield than higher-rated bonds, the high degree of risk involved in these investments can result in substantial or total losses. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal.

•

Prices of high yield bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of high yield bonds than on other higher rated bonds.

•

Issuers of high yield bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

•

High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems high yield bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

•

High yield bonds may be less liquid than higher rated bonds, even under normal economic conditions. There are fewer dealers in the high yield bonds market, and there may be significant differences in the prices quoted for high yield bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s bonds than is the case with securities trading in a more liquid market.

•	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

•

The credit rating of a high yield bond does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Inflation (Interest Rate) Risk. Generally, high yield bonds will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the high yield bonds will decline in value because of increases in interest rates. Interest rate changes normally have a greater effect on the prices of longer-term high yield bonds than shorter-term high yield bonds. In addition, during periods of declining interest rates, the issuers of high yield bonds held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. This is known as “Prepayment Risk” and may reduce the Fund’s income.

Variable and floating rate securities are less sensitive to market interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities generally will not increase in value if interest rates decline. A decrease in market interest rates may adversely affect the income the Fund receives from such securities and the net asset value of the Fund’s shares.

Credit/Default Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. If an issuer fails to pay interest or repay principal, the Fund’s income or share value may be reduced. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Liquidity Risk. Certain securities that are thinly traded or that otherwise might not be easily disposed in the course of regular trading may be deemed to be illiquid securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. The Fund may invest up to 15% of its assets in illiquid securities.

Bank Loan Risk. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. The market for loans may not be highly liquid and the Fund may have difficulty selling them. Typically the Fund will acquire loans through assignments. In assignments, the Fund has no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In assignments, the rights against the borrower that are acquired by the Fund may be more limited than those held by the assigning lender.

Equity Securities Risk. The Fund, to a limited extent, may invest in or hold common stocks, which are a type of equity security that represents an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Distressed Securities. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in high yield bonds. A risk of investing in securities of distressed issuers is the difficulty of obtaining reliable information as to the true condition of such issuer. The Fund may not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Preferred Securities Risk. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Currency Risk. Assets of the Fund may be denominated in foreign currencies, and the exchange rate between the U.S. dollar and the currency of the asset may lead to a depreciation of the value of the Fund's assets as expressed in U.S. dollars. It may not be possible or practical to hedge against such exchange rate risk. The Fund may from time to time enter into currency exchange transactions on a spot basis in an attempt to minimize the risk of loss due to a decline in the value of an asset denominated in a foreign currency.

Foreign Exposure Risk. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market. Foreign investments involve special risks, including:

Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

Unreliable or untimely information: There may be less information publicly available about a foreign issuer than about most U.S. issuers, and foreign issuers are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

Limited legal recourse: Legal remedies for investors in foreign companies may be more limited than the remedies available to U.S. investors.

Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means that the sub-advisor may at times be unable to sell these foreign investments at desirable prices. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

Certain of these risks also may apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Frequent Trading Risk. The Fund may engage in active and frequent trading to achieve its investment objective. Frequent buying and selling of investments involves higher trading costs and other expenses and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains and the Fund, therefore, may not be a tax-efficient investment. When distributed to shareholders, short-term capital gains will be taxable at ordinary income tax rates and the payment of taxes on these gains could adversely affect your after-tax return on your investment in the Fund. The Fund’s portfolio turnover rate may be 100% or more per year.

Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by NCRAM will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Market Disruption and Geopolitical Risk: The aftermath of the war in Iraq, instability in the Middle East and terrorist attacks around the world, as well as concerns over the outbreak of infectious diseases, have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and global securities markets.

Recently, the global financial markets have been undergoing pervasive and fundamental disruptions which have led to extensive and unprecedented governmental intervention. See “Legal and Regulatory Risk” below.

No Operating History. The Fund is a newly organized, diversified, open-end management investment company with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

Other Risks

Investment in the Fund entails certain other risks that are not principally related to the Fund’s pursuit of its investment strategy.

Zeros, PIK and Deferred Payment Securities Risks. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although the Fund will not receive cash periodic coupon payments on these securities, it will be deemed to have received income (“phantom income”) annually. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification as a “regulated investment company” and avoid federal corporate income tax and excise tax, the Fund is required to distribute virtually all of its net income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to borrow the cash, to satisfy these distribution requirements as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund’s exposure to such securities.

Borrowing Risk. Although the Fund may borrow only for temporary or emergency purposes, borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Valuation Risk. The Fund may invest some of its assets in illiquid and/or unquoted securities or instruments. Such investments or instruments will be valued in accordance with procedures adopted by the Corporation’s Board of Directors (the “Board”), as described in the section “Pricing of Fund Shares.” Such investments are inherently difficult to value and are the subject of substantial uncertainty. There is no assurance that the estimates resulting from the valuation process will reflect the actual sales or "close-out" prices of such securities.

Suitability Risk. Suitability risk is the risk that the Fund’s share price will fluctuate as a result of the changes in the market values of the securities it owns. All securities are subject to market, economic and business risks that cause prices to fluctuate. The Fund is revalued daily and net asset value will fluctuate. There is always a risk that a shareholder may lose the entire amount invested in the Fund. Certain investments and concentration in any one country, industry, sector or type of security may not be suitable for some shareholders. A shareholder may wish to redeem shares when the net asset value of the Fund has declined, thus the shareholder may receive less than the original purchase price. There is no guarantee that the Fund will outperform the market or its benchmark at any given time, during any specified period or over time.

Legal and Regulatory Risk. Legal, tax and regulatory changes could occur during the term of the Fund that may adversely affect the Fund. The regulatory environment for funds is evolving, and changes in the regulation of funds may adversely affect the value of investments held by the Fund and the ability of the Fund to obtain the leverage it might otherwise obtain or to pursue its trading strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The Securities and Exchange Commission (“SEC”), other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the Fund could be substantial and adverse.

Recently, the global financial markets have been undergoing pervasive and fundamental disruptions, which have led to extensive and unprecedented governmental intervention. Such intervention has in certain cases been implemented on an “emergency” basis, suddenly and substantially eliminating the ability of market participants to continue to implement certain strategies or manage the risk of their outstanding positions. In addition – as one would expect given the complexities of the financial markets and the limited time frame within which governments have felt compelled to take action – these interventions have typically been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of the markets, as well as previously successful investment strategies. It is impossible to predict what additional interim or permanent governmental restrictions may be imposed on the markets and/or the effects of such restrictions on the Fund’s strategies.

Money Market Funds, Exchange Traded Funds and Other Commingled Investment Vehicles. The Fund may purchase shares of various ETFs, including exchange-traded index funds, on an exchange or in creation unit aggregations and may sweep cash into certain pooled investment vehicles (known as money market funds) that comply with Rule 2a-7 under the Investment Company Act of 1940, as amended. Exchange-traded index funds seek to track the performance of various securities indices. Money market funds seek to maintain a stable $1.00 per share net asset value while also seeking current income. Shares of money market funds have certain risks such as interest rates, credit and liquidity that impact the money market fund’s ability to maintain a stable $1.00 per share net asset value. In addition, the Fund may invest in other commingled investment vehicles (“CIVs”). Shares of ETFs and CIVs have many of the same risks as direct investments in investments in bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or security rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a stockholder in an ETF, a money market fund or a CIV, the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs, CIVs and money market funds.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of a security or an instrument. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Defensive Investment Strategies. In addition, the Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist. To the extent that the Fund invests defensively, it may not be able to pursue its investment objective. The Fund’s defensive investment position may not be effective in protecting its value.

Confidential Information Access Risk. In managing the Fund, NCRAM may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, bank loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, a bank issuer of privately placed bank loans considered by the Fund may offer to provide NCRAM with financial information and related documentation regarding the bank issuer that is not publicly available. Pursuant to applicable policies and procedures, NCRAM may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates (e.g., other securities issued by the bank used in the example above). In such circumstances, the Fund (and other NCRAM clients) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, NCRAM’s and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. NCRAM may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If NCRAM intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Segregation and Coverage Risk. Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or purchasing securities on a when-issued or delayed delivery basis, may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of or otherwise cover such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Repurchase Agreements and Reverse Repurchase Agreements Risks. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security, and the market value of the security declines, the Fund may lose money. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.

When Issued and Delayed Delivery Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist.

There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Standby Commitment Agreements. Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer. Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Changes in Policies and Additional Information

Changes in Policies. The Board may change the Fund’s investment strategies and other policies without shareholder approval, except as otherwise indicated. The Fund considers its investment objective a fundamental policy that cannot be changed without shareholder approval.

The Fund will give shareholders at least 60 days prior notice of any change to its policy to invest, under normal circumstances, at least 80% of its assets in high yield bonds that are rated below investment grade by at least one rating agency or that if unrated, determined by the Sub-Advisor, NCRAM, to be of comparable quality. For purposes of these 80% policies “assets” is defined as net assets, plus the amount of any borrowings for investment purposes.

Additional Information on Investment Strategies and Risks. The Fund may invest in various types of securities and engage in various investment techniques and practices, which are not the principal focus of the Fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the Fund may engage are discussed, together with their risks, in the Fund’s SAI, which you may obtain by contacting Boston Financial Data Services, Inc., the Fund’s transfer agent (the “Transfer Agent”). (See back cover for address and phone number.)

Disclosure of Portfolio Holdings. The Fund discloses its calendar quarter-end portfolio holdings on the Corporation’s public website, www.nomurapartnersfunds.com, 30 to 60 days after calendar quarter-end. The Fund also discloses its top ten holdings 15 days or more after calendar quarter-end. The Corporation’s prior website address, www.thejapanfund.com, may also be used to access the Corporation’s website. A description of The Fund’s policies and procedures for disclosing its holdings is available in the Corporation’s SAI.

Description of Fund Benchmark

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

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Management of the Fund

The Investment Advisor

NAM USA, a New York corporation with its office located at Two World Financial Center, Building B, New York, New York 10281, is a wholly-owned subsidiary of Nomura Asset Management Co., Ltd. (“NAM Tokyo”). NAM USA specializes in providing investment management services to segregated institutional client portfolios and investment vehicles. Its client base includes well known U.S. and Canadian pension plans and investment funds, including two U.S. registered closed-end funds, operating in North America and/or Japan. NAM USA had approximately $1.68 billion in assets under management as of October 31, 2012. NAM USA was established in 1997 through the merger of Nomura Capital Management, Inc. and Nomura Asset Management (U.S.A.) Inc. Nomura Capital Management, Inc. was originally organized in 1976.

Under its investment advisory agreement with the Fund (the “Investment Advisory Agreement”), NAM USA agrees to provide, or arrange for the provision of, investment advisory and certain management services to the Fund, subject to the oversight and supervision of the Board. NAM USA is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

A discussion of the basis of the Board’s approval of the Fund’s investment advisory arrangements will be available in the Corporation’s annual report to shareholders for the period ended March 31, 2013.

The Sub-Advisor

In accordance with the terms of the applicable Investment Advisory Agreement, NAM USA has retained NCRAM to act as a sub-advisor for the Fund. Pursuant to the sub-advisory agreement between NAM USA and NCRAM, NCRAM has agreed to exercise investment discretion, including investment selection and order placement responsibility, with respect to the portfolio of the High Yield Fund. NCRAM is a Delaware corporation with its principal office located at Two World Financial Center, Building B, New York, New York 10281. It is 99% owned by Nomura Holding America Inc. Nomura Holdings, Inc., the ultimate parent company located in Tokyo, Japan, owns the remaining 1%. NCRAM provides investment advisory services to institutional clients and collective investment vehicles. Its client base includes institutions and pooled investment vehicles. NCRAM commenced operations in 1991. Accounts managed by NCRAM had combined assets under management as of September 30, 2012 of approximately $19.9 billion.

Investment Advisory Compensation

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis of 0.65% of average daily net assets of the High Yield Fund.

NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each class of shares of the High Yield Fund will not exceed 0.85% as a percentage of average daily net assets allocated to each such class, until January 28, 2015. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the High Yield Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as the High Yield Fund’s investment advisor at such time.

Sub-Advisory Compensation

NAM USA compensates NCRAM out of the advisory fee it receives from the Fund for providing sub-advisory services.

The following provides additional information about the sub-advisor and the individual portfolio managers who have or share primary responsibility for managing the Fund’s investments. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of The Fund they manage.

High Yield Fund

Two individuals at NCRAM share responsibility for managing the High Yield Fund.

Portfolio Managers	Since	Recent Professional Experience
Stephen Kotsen (Lead)	2012	Stephen Kotsen, CFA, is a Managing Director and Portfolio Manager with NCRAM. He joined NCRAM in December 1998 and has been a Portfolio Manager for NCRAM’s high yield bond investments since 2000.

David Crall	2012	David Crall, CFA, is the Chief Investment Officer, and a Managing Director and Portfolio Manager with NCRAM. He is the Chairman of NCRAM’s Investment Committee, which is comprised of NCRAM’s portfolio managers and assistant portfolio managers. He has been co-head of the high yield department of NCRAM, encompassing primarily high yield bonds, but also public-side management of loans and distressed investments, since 2000. He was the founder and has been the manager of NCRAM’s credit long/short strategy since 2001.

Prior Performance for Similar Accounts

The performance information shown below is a composite of prior performance of all similar discretionary accounts (“NCRAM High Yield Composite” or “Composite”) managed by NCRAM. The Composite has an investment objective, policies and restrictions that NAM USA believes are substantially similar to those of the Fund, and it has been managed in substantially the same way that the Fund is to be managed by NCRAM. NCRAM has prepared the Composite performance in compliance with Global Investment Performance Standards, (“GIPs”). This methodology differs from the guidelines of the SEC for calculating performance of mutual funds.

The Fund’s actual performance will vary from the past performance of the Composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. The Composite is not subject to certain investment limitations, diversification requirements, specific tax restrictions and other requirements under the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, that the Fund is subject to, which, had they applied, might have adversely affected its performance. In addition, securities held by the Fund will not be identical to the securities held by the Composite, but NAM USA believes differences do not alter the conclusion that the Fund and the Composite are substantially similar.

The data is provided to illustrate the past performance of NCRAM in managing substantially similar accounts and does not represent the performance of the Fund. Investors should not consider this performance data as a substitute for the performance of the Fund, nor should investors consider this data as an indication of future performance of the Fund, or of NAM USA. The returns are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investing in the Fund.

The performance figures below show the asset-weighted returns on both a gross and net basis. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses, and deductions for brokerage commissions and execution costs. The net returns have been adjusted to reflect the anticipated operating expenses and the maximum sales charge (load) imposed on purchases of Class A, Class C and Class I shares of the Fund.

NCRAM High Yield Composite Annual Total Returns for the period ended September 30, 2012 1

	1 Year	5 Year	10 Year	Since Inception
Net (assuming Class A share expense limitation) [2]	18.85%	8.62%	10.17%	10.64%
Net (assuming Class C share expense limitation) [2]	22.26%	8.63%	9.78%	10.02%
Net (assuming Class I share expense limitation) [2]	23.47%	9.72%	10.87%	11.11%
Gross	24.50%	10.65%	11.81%	12.05%
Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index[3]	18.91%	9.24%	10.73%	8.87%

[1]

Accounts in this Composite invest primarily in fixed income securities of U.S. issuers which are rated in the lower rating categories of the established rating services or are unrated securities of comparable quality. The Composite contains portfolios managed for a high level of current income and capital appreciation. The Composite was created on May 1, 1995, but the Composite inception dates to October 1,1991. Fixed income securities appropriate for accounts in the Composite may include convertible debt securities, pay-in-kind and zero coupon notes, and increasing rate and resettable notes. Both new issues and issues traded in the secondary market are eligible for inclusion in Composite accounts. Effective 3/1/06, the Composite has adopted a Significant Cash Flow policy, whereby a portfolio will be removed from the composite if it experiences a Significant Cash Flow of 30% or more of the account’s opening balance (the account will also be removed if securities are being sold to raise cash for the 30% or more redemption). This policy would not apply if securities were simply removed from or added to an account without causing a disruption in the implementation of the investment strategy. Should an account experience a security inflow less than the 30%, however, the compatibility of the securities with the investment objective of the portfolio and the then-present market conditions will be considered to determine if the portfolio should be moved to a temporary composite and then be returned to the Composite in accordance with the policy. During 1998, the name of the NCRAM Total Return Composite was changed to the NCRAM High Yield Total Return Composite to better match the name of the Composite with its investment strategy. No performance results were changed as a result of this name change. Effective October 1st 2011, should a portfolio be excluded from a composite due to a significant cash flow, the portfolio may re-enter their respective composite(s) assuming it’s 90% in-line with the style of the composite by the time the selling period is over. In such situations, management will meet to determine the period of inclusion. A portion of the performance returns presented above includes investments in new debt issuances. There is no guarantee that the availability or economic attractiveness of new debt issuances will be consistent from year to year. The Composite is measured against a blended benchmark which consists of the Merrill Lynch U.S. High Yield Master Cash Pay Only Index (J0A0) prior to January 1, 2006 and the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index (HUC0) after that date.
[2]

Net returns reflect the anticipated operating expenses and the maximum sales charge (load) imposed on purchases of Class A, Class C and Class I shares of the Fund and reflect the application of the fee waiver and expense limitation agreement.

[3]

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index (HUC0) tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying issues must be rated sub-investment grade (based on a composite of Moody’s, S&P, and Fitch) and have an investment grade rated country of risk (based on a composite of Moody’s, S&P and Fitch foreign currency long-term sovereign debt rating). Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Perpetual, fixed-to-floating rate, defaulted, and pay-in-kind securities are excluded. 144A issues qualify for inclusion in the Index. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face value of their respective bonds is increased or decreased on a pro-rata basis. The index is re-balanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the index for the following month. Issues that no longer meet the criteria during the course of the month remain in the index until the next month-end re-balancing at which point they are dropped from the index. The inception date of the index is December 31, 1996.

The Operations Services Agent

NAM USA also serves as the operations services agent for the Corporation, pursuant to an Operations Services Agreement. Pursuant to the Operations Services Agreement, NAM USA provides management services to the Corporation, to oversee and administer its day-to-day operations. NAM USA receives no fees pursuant to the Operations Services Agreement, but may be reimbursed for reasonable out-of-pocket expenses incurred in carrying out its duties as operations services agent.

The Administrator

State Street Bank and Trust Company (“State Street”) acts as the administrator for the Fund pursuant to an Administration Agreement. The address of State Street, unless otherwise indicated, is 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116.

The Distributor

Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101, the Corporation’s principal underwriter (“Distributor”), acts as the Fund’s distributor in connection with the offering of the Fund’s shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

Compliance Services

Foreside Compliance Services, LLC (“FCS”), located at Three Canal Plaza, Suite 100, Portland, ME 04101, an affiliate of the Distributor, provides a Chief Compliance Officer and Anti-Money Laundering Compliance Officer as well as certain additional compliance support functions to the Fund. Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer and a Principal Executive Officer to the Fund. The Distributor, FCS and FMS are not affiliated with NAM USA or its affiliates or with State Street or its affiliates.

The Transfer Agent

Boston Financial Data Services, Inc., located at 30 Dan Road, Canton, MA 02021, serves as the Corporation’s transfer and dividend paying agent (“Transfer Agent”) pursuant to a Transfer Agency and Services Agreement and performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Description of Share Classes

The Fund offers Class A, Class C and Class I shares through this Prospectus. The different share classes allow you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:

Class A Shares
THE CLASS OF SHARES THAT IS BEST FOR YOU DEPENDS ON A NUMBER OF FACTORS, INCLUDING THE AMOUNT YOU PLAN TO INVEST AND HOW LONG YOU PLAN TO HOLD THE SHARES.	front end sales charge. The sales charge is deducted from your investment so that not all of your purchase payment is invested. There are several ways to reduce these sales charges lower annual expenses than Class C shares
no contingent deferred sales charge (“CDSC”), except purchases over $1,000,000 for which no front end sales charge was paid are subject to a 1% CDSC for redemptions within twelve months of investing
Class A shares pay distribution and service fees of 0.25% of net assets annually
In certain circumstances, front end sales charges are waived. These circumstances are described under “Sales Charge Waivers – Class A Shares.”
Class C Shares
no front end sales charge. All of your money goes to work for you right away individual purchase transactions are limited to amounts less than $1,000,000 a 1% CDSC for redemptions made within twelve months of investing, and no CDSC thereafter higher annual expenses than Class A shares
Class C shares pay distribution and service fees of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sale charges
CDSC is waived for certain types of redemptions

Class C shares are not intended for purchase in amounts equal to or greater than $1,000,000 per Fund. You and/or your financial advisor are responsible for ensuring that your investment in Class C shares does not exceed that limit. The Fund cannot ensure that they will identify purchase orders that would cause your aggregate investment in Class C shares of the Fund to exceed the limit imposed on individual transactions.

Class I Shares

no front end sales charge or CDSC

no distribution or service fees

limited to certain eligible investors who invest at least $1,000,000, including:

–	funds of funds

–	participants of employee benefit plans established under Section 403(b) or Section 457, or qualified under Section 401(a) of the Code, including 401(k) plans, if the value of the plan exceeds $10,000,000 when the shares are held in an omnibus account on the Fund’s records and an unaffiliated third-party provides administrative and/or other support services to the plan

–	certain financial intermediaries that charge their customers transaction fees with respect to their customers’ investments in the Fund

–	endowments, foundations, corporations, and high net worth individuals using a trust or custodial platform

–	investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by non-affiliated broker-dealers and other financial institutions that have entered into agreements with the Distributor (such investors will not be subject to the $1,000,000 minimum investment requirement)

–	the Directors and officers of the Corporation and certain employees and affiliates of NAM USA, Nomura Holdings, Inc. and/or the sub-advisors to the Fund (such investors will not be subject to the $1,000,000 minimum investment requirement)

–	other Funds that are series of the Corporation (“Nomura Funds”)

Financial intermediaries may have eligibility requirements, including lower investment minimum or plan asset requirements, for their clients or customers investing in Class I shares, which may differ from the requirements for investors purchasing directly from the Fund.

Factors you should consider in choosing a Class of shares include:

whether you are eligible to purchase such share Class

how long you expect to own the shares

how much you intend to invest

total expenses associated with owning shares of each Class

whether you qualify for any reduction or waiver of sales charges whether you plan to take any distributions in the near future availability of share Classes

how share Classes affect payments to your financial advisor

Each investor’s financial considerations are different. Not all financial intermediaries offer all classes. Depending on your financial considerations, certain classes may have higher expenses than other classes, which may lower the return on your investment. You should consult your financial advisor to help you decide which share Class is best for you.

Please see the heading “Contingent Deferred Sales Charge” for other considerations concerning the calculation of the CDSC that may apply.

If you purchase your Fund shares through a financial advisor (such as a broker or a bank), the financial advisor may receive commissions or other concessions which are paid from various sources, such as from the sales charges and the distribution and service fees.

In addition, NAM USA may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources. For example, NAM USA may pay compensation to financial intermediaries for administrative, sub-accounting, or shareholder processing services and/or for providing the Fund with “shelf space” or access to a third-party platform or fund offering list, or other access to promote sales of shares of the Fund, including, without limitation: inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting access to the third-party firm’s sales force; granting access to the third-party firm’s conferences and meetings; and obtaining other forms of marketing support. NAM USA may also make payments for marketing, promotional or related expenses to financial intermediaries through which investors may purchase shares of the Fund. These payments are often referred to as “revenue sharing” payments. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The Fund may reimburse (out of the Fund’s general assets, in connection with omnibus accounts, or out of the Fund’s Class 12b-1 assets, if available) NAM USA for a portion of the sub-transfer agent fees paid to financial intermediaries as described under “The Distribution and Shareholder Servicing Plans” in the SAI.

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and the SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. These fees will not be charged if you purchase or redeem Fund shares directly from the Fund.

The Fund may waive the initial sales charge and initial investment minimums on Class A shares for purchases through certain investment professionals that sponsor electronic mutual fund marketplaces and receive no portion of the sales charge. Investors may be charged a fee by such investment professionals if they effect transactions through them.

Applicable Sales Charge – Class A Shares

You can purchase Class A shares at the net asset value per share (“NAV”) plus an initial sales charge (referred to as the “Offering Price”). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge* as Percentage of:		Dealer Reallowance as a Percentage of the Offering Price
Amount of Purchase	Offering Price	Net Amount Invested
Up to $99,999	3.75%	3.90%	3.25%
$100,000 to $249,999	3.25%	3.36%	2.75%
$250,000 to $499,999	2.25%	2.30%	2.00%
$500,000 to $999,999	1.75%	1.78%	1.50%
$1,000,000 or more	None **	None **	None ***

*	Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
**	No initial sales charge applies to investments of $1 million or more. However, a CDSC of 1% is imposed on certain redemptions of such investments within one year of purchase.
***	Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. Please note: if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers, as described under “Sales Charge Waivers – Class A Shares,” are not eligible for sales commissions on purchases of $1 million or more.

You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker, financial intermediary, financial advisor, bank or trust company representative for assistance.

Sales Charge Reductions – Class A Shares

You may qualify for reduced sales charges in the following cases:

Letter of Intent. If you intend to purchase at least $50,000 of Class A shares of the Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. The maximum intended investment allowable under a letter of intent is $1,000,000. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Fund will hold such amount in shares in escrow. The Fund will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Rights of Accumulation. The value of eligible accounts across The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Equity Income Fund, Global Emerging Markets Fund, High Yield Fund and International Equity Fund (“Nomura Funds”) maintained by you and each member of your immediate family may be combined with the value of your current purchase to obtain a lower sales charge for that purchase (according to the table on the previous page). For purposes of obtaining a breakpoint discount, a member of your “immediate family” includes your spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions, in each case including adoptive relationships. Eligible accounts include:

–	Individual accounts

–	Joint accounts between the individuals described above

–	Certain fiduciary accounts

–	Single participant retirement plans

–	Solely controlled business accounts

Fiduciary accounts include trust and estate accounts. Fiduciary accounts may be aggregated with the accounts described above so long as there are no beneficiaries other than you and members of your immediate family. In addition, a fiduciary can count all shares purchased for a fiduciary account that may have multiple accounts and/or beneficiaries.

For example, if you own Class A shares of the Fund that have an aggregate value of $100,000, and make an additional investment in Class A shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 3.25%, rather than the 3.75% normally charged on a $4,000 purchase. Please contact your broker to establish a new account under Rights of Accumulation.

For purposes of determining whether you are eligible for a reduced Class A initial sales charge, investments will be valued at their current offering price (including any applicable sales charge) or the public offering price (including any sales charges paid) originally paid per share, whichever is higher. You should retain any records necessary to substantiate the public offering price originally paid.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or the Transfer Agent know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or the Transfer Agent to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial advisor.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial advisor prior to purchasing the Fund’s shares.

For further information on sales charges, please visit www.nomurapartnersfunds.com, call the Transfer Agent at 1-800-535-2726 or consult with your financial advisor.

You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker, financial intermediary, financial advisor, bank or trust company representative for assistance.

Sales Charge Waivers – Class A Shares

Initial sales charge on Class A shares will be waived for the following types of purchases:

1.	Dividend reinvestment programs.

2.	Purchase by any other investment company in connection with the combination of such company with the Fund by merger, by acquisition of assets or otherwise.

3.	Reinvestment by a shareholder, who has redeemed shares in the Fund and reinvests in the Fund or another Nomura Fund, provided the reinvestment is made within 90 days of the redemption.

4.	Purchase by a tax-exempt organization enumerated in Section 501(c)(3) of the Internal Revenue Code and private, charitable foundations that in each case make a lump-sum purchase of $100,000 or more and who purchase directly from the Fund.

5.	Purchase by a unit investment trust registered under the Investment Company Act of 1940 which has shares of the Fund as a principal investment.

6.	Purchase by a financial institution, bank trust department, or by a trust company purchasing Class A shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program, which has been approved by the Distributor, the Advisor or the Fund.

7.	Purchase by a registered investment advisor or financial planner who places trades for its own accounts or the accounts of its clients and who charges a management, consulting or other fees for its services; and clients of such investment advisor or financial planner who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of a broker or agent.

8.	Purchases by an entity performing services for a trust who acts in a fiduciary capacity on behalf of the client-shareholders who maintain an interest in an account with the Fund registered in the name of the trust entity who receives administrative services from such trust entity, which has entered into an agreement with the Distributor, the Advisor or the Fund.

9.	Purchases of an employer-sponsored retirement or benefit plan defined in section 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code or a “rabbi trust” provided that:

–	the plan’s assets are at least $1,000,000; or

–	there are at least 100 employees eligible to participate in the plan.

10.	Purchase by an employee or a registered representative of an entity with a selling agreement with the Fund’s Distributor to sell shares of the Fund.

11.	Purchase by a current or former Director of the Corporation.

12.	Any member of the immediate family of a person qualifying under (9) or (10), including a spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions, in each case including adoptive relationships.
13.	Purchases by a registered management investment company that has an agreement with NAM USA or the Distributor for that purpose.

14.	Purchases made in exchange of shares of Class A of Fund for shares of Class A of another Nomura Fund.

15.	Purchases by a financial intermediary, provided the arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

16.	Purchases by financial intermediaries that sponsor electronic mutual fund marketplaces who have a dealer arrangement with the Distributor or service agreement with the Fund, or by clients of such financial intermediaries who place trades for their own accounts when the accounts are linked to a master omnibus account of such financial intermediaries, provided that financial intermediaries receive no portion of the Class A initial sales charge (however the financial intermediaries may directly charge their clients a management, asset allocation, consulting, transaction, account or other fee for their services).

17.	Purchases by a broker that sponsors a platform of “self-directed” accounts where clients invest on their own through self-directed investment accounts, provided that (i) the sponsoring broker has a dealer arrangement with the Distributor covering the broker’s self-directed investment accounts and (ii) such arrangement provides that the sponsoring broker receives no portion of the Class A initial sales charge in connection with such purchases, however the sponsoring broker may or may not charge its clients transaction, account and other fees for its services.

Investors who qualify under any of the categories described above should contact their brokerage firms, financial intermediaries, banks or trust company representatives. For further information on sales charge waivers, call the Transfer Agent.

Applicable Sales Charge – Class C Shares

You pay no initial sales charge if you purchase Class C shares. However, a 1% CDSC will apply to redemptions of shares made within twelve months of buying them, as discussed below.

Brokers that initiate and are responsible for purchases of Class C shares may receive a sales commission at the time of sale of up to 1.00% of the purchase price of such Class C shares of the Fund.

Contingent Deferred Sales Charge (CDSC)

You pay a CDSC when you redeem:

Class A shares that were bought without paying a front end sales charge as part of an investment of at least $1,000,000 within twelve months of purchase

Class C shares within twelve months of purchase

The CDSC payable upon redemption of Class C shares or Class A shares in the circumstances described above is 1.00%.

The CDSC is calculated based on the offering price at the time of your investment. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class C shares of another Nomura Fund which you may have exchanged for Class C shares of the Fund you are redeeming.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then the remaining shares held by you for the longest period of time. For the purposes of the CDSC, we will calculate the holding period of shares acquired through an exchange of shares of another Nomura Fund from the date you acquired the original shares of the Fund.

CDSC Waivers

The CDSC payable upon redemptions of shares will be waived for:

exchanges described in “How To Purchase, Exchange And Redeem Shares – How To Exchange Shares” below redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of the applicable shares redemptions made with respect to certain retirement plans sponsored by the Corporation, NAM USA or its affiliates minimum required distributions made from an individual retirement account (“IRA”) or other retirement plan account after you reach age 70 1/2, limited to 10% annually of the value of your account, measured at the time you set up the plan withdrawals under the Fund’s systematic withdrawal plan, limited to 10% annually of the value of your account, measured at the time you set up the plan redemptions related to the payment of custodial IRA fees

redemptions initiated by the Fund

redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper redemptions when you can demonstrate hardship, in the absolute discretion of the Fund and redemptions of Class A shares where no broker was compensated for the sale involuntary redemptions of shares for small account fees

involuntary redemptions of shares for small account balances

CDSC Aging Schedule

As discussed above, certain investments in Class A and Class C shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

Purchases of Class A or Class C shares made on any day during a calendar month will age one month on the last day of the month and of each subsequent month.

No CDSC is assessed on the value of your account as represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

The CDSC will be applied in a manner that results in the CDSC being imposed at the original purchase price. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

Distribution and Service Fees

The Nomura Funds have adopted plans (“Plans”) that allow the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act of 1940, as well as shareholder servicing fees for certain services provided to its shareholders. The Fund has adopted a Plan for each of its Class A and Class C shares. The Class I shares do not have a 12b-1 plan. Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Class C shares may, over time, cost investors more than the front-end sales charge on Class A shares.

Under the Plans, Class C Class A shares may pay distribution fees to the Distributor for distribution and sales support services. The Class C and Class A distribution fees may be used by the Distributor to pay affiliates of NAM USA for sales support services provided in connection with the sale of Class C or Class A shares and may also be used to pay brokers, dealers, financial institutions and industry professionals (including NAM USA and its affiliates) (“Service Organizations”) for sales support services and related expenses. Class I shares do not pay a distribution fee.

Under the Plans, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Class A and Class C shares in return for these fees. All Class A and Class C shares pay this shareholder servicing fee. Class I shares do not pay a shareholder servicing fee.

The 12b-1 fees vary by share class as follows:

Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of the Fund

Class C shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of the Fund

In the case of Class C shares, 12b-1 fees, together with the CDSC, are used to finance the costs of advancing brokerage commissions paid to dealers and investment representatives.

The Distributor may use up to 0.25% of the fees for shareholder servicing for Class C shares and up to 0.75% for distribution for Class C shares.

The Distributor may use up to 0.25% of the fees for shareholder servicing or distribution for Class A shares. However, in the aggregate the payments may not exceed 0.25% for Class A shares.

The shareholder servicing fees payable pursuant to the Plans are fees payable for the administration and servicing of shareholder accounts, and not costs which are primarily intended to result in the sale of the Fund’s shares.

In addition, the Fund may pay fees to Service Organizations for sub-administration, sub-transfer agency and other services associated with shareholders whose funds are held of record in omnibus accounts, other group accounts or accounts traded through registered clearing agents. These fees are paid by the Fund in light of the fact that other costs are avoided by the Fund where the intermediary, not the Fund’s service providers, provides administrative, networking, recordkeeping, subtransfer agency and shareholder services to Fund shareholders.

These avoided payments may be made in addition to fees paid to the Service Organizations by the Distributor from the assets of the Fund’s Class’ 12b-1 Plan. In addition, NAM USA or its affiliates may pay to the Service Organizations fees for administration, networking, recordkeeping, sub-transfer agency and shareholder services at its own expense and out of its legitimate profits. These intermediaries also may be appointed as agents for or authorized by the Fund to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund. These non-Plan payments are generally based on either (i) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (ii) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

NAM USA and its affiliates may make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, NAM USA or its affiliates may also pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. NAM USA and its affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by NAM USA and its affiliates may be substantial. Payments by NAM USA may include amounts that are sometimes referred to as “revenue sharing” payments. The rate at which the Fund reimburses the investment advisor for such sub-accounting fees charged by Service Organizations is, with respect to omnibus accounts holding shares of the Fund, as follows: (i) up to $18 per open account; (ii) for accounts charged based on basis points, up to 0.10% of the average daily net assets of that account; and (iii) for closed accounts, up to $3.00 for each closed account. NAM USA bears any portion of the fees of a Service Organization that is not reimbursed by the Fund. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from NAM USA, the Distributor or their affiliates. For more information, see the SAI.

How to Purchase, Exchange and Redeem Shares

You may purchase, exchange and redeem Class A, Class C and Class I shares of the Fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption “Investor Services and Programs.”

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and redemption fees and any required tax withholding, if your order is complete (has all required information) and the Transfer Agent receives your order by:

the Transfer Agent’s close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or

the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to the Transfer Agent.

The Fund has authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers.

The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee. You may be charged a fee if you effect transactions through a broker or other agent.

How to Purchase Shares

Initial Purchase

Investment Minimums: Class A and Class C Shares

Type of Account	Minimum To Open An Account (per Fund)	Minimum Balance (per Fund)
Regular	$1,000	$1,000
IRA and Roth IRA	$500	$500
Coverdell Education Savings Account (Educational IRA)	$500	$500
Automatic Investment Plan	$500	$500

Class I Shares

The minimum initial investment for Class I shares of the Fund is $1,000,000, subject to certain exceptions. Financial intermediaries may have eligibility requirements, including lower initial investment minimum requirements, for their clients or customers investing in Class I shares, which may differ from the requirements for investors purchasing directly from the Fund.

Information about Investment Minimums

The Fund may be limited in its ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Fund expects that financial intermediaries will comply with the Fund’s investment requirements, including applicable investment minimums. In the event the Fund is unable to prevent an account with a below-minimum balance from opening, the Fund reserves the right to liquidate the account at any time.

Initial Class I investment minimums do not apply to investments made by the Directors of the Corporation or by employees of NAM USA, the sub-advisors, their affiliates or their family members. The initial investment minimum may be reduced or waived for investments made by investors in wrap-free programs or other asset-based advisory fee programs where reduction or waiver of investment minimums is a condition for inclusion in the program.

Financial intermediaries may have investment minimum requirements for their clients or customers investing in Class A shares that are higher than the requirements for investors purchasing directly from the Fund. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about what investment minimums and eligibility requirements will be applied to your account.

The Fund reserves the right to waive any investment minimum to the extent such a decision is determined to be in the best interests of the Fund. The Fund also reserves the right to liquidate your account regardless of size.

When you buy shares, be sure to specify the Class of shares. If you do not choose a share Class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial advisor before you make a purchase, to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks, as well as factors listed under “Description of Share Classes” in determining which Fund and share Class is most appropriate for your situation.

If your account falls below certain minimums your account may be charged an annual fee or even be closed. (See “Small Account Fees/Mandatory Redemptions” under “Other Rights the Fund Reserves.”)

Opening Your Account

You can open a new account in any of the following ways:

Financial Advisor. You can establish an account by having your financial advisor process your purchase.

Third-Party Intermediaries. Shares of the Fund may also be purchased through various securities brokers and benefit plan administrators or through their sub-agents (“Third-Party Intermediaries”). These Third-Party Intermediaries may charge you a fee for their services. You should contact them directly for information regarding how to invest or redeem through them. In addition, they may charge you service or transaction fees. If you purchase or redeem shares through a Third-Party Intermediary, you will, generally, receive the NAV calculated after receipt of the order by them on any day the New York Stock Exchange (“NYSE”) is open.

Third-Party Intermediaries may have eligibility requirements, including investment minimum requirements, which may be the same as or different from the requirements for investors purchasing directly from the Fund. Third-Party Intermediaries may also set deadlines for receipt of orders that are earlier than the order deadline of the Fund due to processing or for other reasons. An investor purchasing through a Third-Party Intermediary should read the Prospectus in conjunction with the materials provided by the Third-Party Intermediary describing the procedures under which Fund shares may be purchased and redeemed. Please contact your Third-Party Intermediaries for more information. If you purchase Fund shares through a Third-Party Intermediary, you should contact the Third-Party Intermediary for more information about what investment minimums and eligibility requirements, service fee and order deadlines will be applied to your account.

By Mail. Please call 1-800-535-2726 or visit www.nomurapartnersfunds.com to obtain an application. Make checks payable to Nomura Partners Funds, Inc. Mail the check, along with your completed application, to:

Regular Mail	Nomura Partners Funds, Inc. P.O. Box 55760 Boston, MA 02205-8005 Nomura Partners Funds, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021
Express, Registered or Certified Mail

Payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund’s custodian bank by a Federal Reserve Bank) before acceptance.

By Wire. You may purchase shares of the Fund by wiring immediately available federal funds (subject to the minimum initial investment) to State Street Bank and Trust Company from your bank (see instructions below). Your bank may charge a fee for doing so.

If money is to be wired, your Account Application must have been received and accepted by the Transfer Agent and an account must have been established in your name. Once you have your account number, you should provide your bank with the following information for purposes of wiring your investment:

State Street Bank and Trust Company

Boston, MA

ABA #011000028

For Credit To:

Account #9905-724-2

Nomura Partners Funds, Inc.

FBO: (please specify the Fund name, account number and name(s) on account)

Wire orders will be accepted only on a day on which the Fund, the custodian and the Transfer Agent are all open for business. A wire purchase will not be considered to be made until your account has been opened and the wired money has been received in good order.

Shareholders will receive the next determined net asset value per share after receipt of such wire. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the Fund reserves the right to charge you for this service.

Current shareholders may open a new, identically registered account by one of the following methods:

Telephone Exchange Plan. You may exchange $1,000 ($500 for IRAs, Roth IRAs, Coverdell Education Savings Accounts and Automatic Investment Plans) or more from your existing account to another Nomura Fund account.

Wire. Call the Transfer Agent at 1-800-535-2726 to arrange for this transaction.

State Street Bank and Trust Company

Boston, MA

ABA #011000028

For Credit To:

Account #9905-724-2

Nomura Partners Funds, Inc.

FBO: (please specify the Fund name,

account number and name(s) on account)

The Fund will generally not accept investments from foreign investors (e.g., foreign financial institutions; non-U.S. persons). The Fund does not generally accept foreign correspondent or foreign private banking accounts.

Adding To Your Account

There are several easy ways you can make additional investments (subject to a minimum subsequent investment of $100) in your account:

ask your financial advisor to purchase shares on your behalf send a check with the returnable portion of your statement

wire additional investments through your bank using the wire instructions as detailed above authorize transfers, by telephone, between your bank account and your Fund account through Automated Clearinghouse. You may elect to use this privilege on your account application or through a written request exchange shares from another Nomura Fund

through an Automatic Investment Plan (please see “Investor Services and Programs – Purchase and Redemption Programs” for details).

How To Exchange Shares

You can exchange your Class A, Class C and Class I shares for shares of the same Class of other Nomura Funds at NAV by having your financial advisor process your exchange request, or by contacting the Transfer Agent directly. A share exchange (other than a same-Fund exchange) is a taxable event, for federal income tax purposes. To be eligible for exchange, shares of the Fund must be registered in your name or in the name of your financial advisor for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange between Nomura Funds. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase, and will not be affected by any exchange. Shares exchanged between Nomura Funds within 30 days of purchase may be subject to a 2.00% redemption fee, as described below under “Frequent Purchases and Redemptions of Fund Shares.”

Class A shareholders of the Fund may exchange their shares for Class I shares of the Fund provided that they: (i) hold their shares directly at the Fund’s Transfer Agent or through a Third-Party Intermediary that has a valid Class I selling agreement with the Fund or its Distributor authorizing such an exchange; and (ii) are eligible to invest in Class I shares in accordance with the criteria set forth in the current Fund’s Prospectus. No sales charges or other Fund charges will apply to any such exchange, including any CDSC that would otherwise apply to the redemption. Class C shareholders of the Fund may exchange their shares for Class A or Class I shares of the Fund provided that: (i) they hold their shares directly at the Fund’s Transfer Agent or through a Third-Party Intermediary that has a valid Class A or Class I selling agreement with the Fund, or its Distributor, authorizing such an exchange; (ii) they are eligible to invest in Class A shares or Class I shares in accordance with the criteria set forth in the current Fund’s Prospectus; and (iii) the applicable CDSC period has expired. If shares of the Fund are exchanged for shares of a different class of shares of the Fund, the transaction will be based on the respective net asset value of each class next calculated after receipt and acceptance of the exchange request. Consequently, the exchange may result in fewer shares or more shares than originally owned, depending on the respective net asset values of the shares of each class. The total value of the initially held shares, however, will equal the total value of the exchanged shares. For federal income tax purposes, a same-Fund exchange will not result in recognition by the investor of a capital gain or loss.

Any exchange is subject to the Fund’s discretion to accept or reject the exchange. Exchanges of Fund shares for shares of another Nomura Fund may be subject to additional conditions, including payment of any difference in sales charge assessed by the respective Funds. Shareholders should contact the Transfer Agent or their Third-Party Intermediaries regarding an exchange.

How To Redeem Shares

You may redeem your shares either by having your financial advisor process your redemption or by contacting the Transfer Agent directly. Shares of the Fund may be redeemed by mail or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investments held by the Fund.

Under unusual circumstances such as when the NYSE is closed, trading on the NYSE is restricted or if there is an emergency, the Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the Fund may delay the payment of the redemption proceeds until the check used for purchase has cleared, which may take up to 15 days from the purchase date. Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption.

You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the Fund and its service providers are not liable for having acted upon instructions communicated by telephone that they believe to be genuine.

Redeeming Through Your Financial Advisor. You can request your financial advisor to process a redemption on your behalf. Your financial advisor will be responsible for furnishing all necessary documents to the Transfer Agent and may charge you for this service. The Fund has authorized one or more brokers to receive redemption orders on their behalf. Such brokers are authorized to designate other intermediaries to receive redemption orders on the Fund’s behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. The Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after their receipt by an authorized broker or the broker’s authorized designee. Your financial advisor or broker may charge service fees for handling redemption transactions. Your shares may also be subject to a CDSC or redemption fee.

Redeeming Directly Through the Transfer Agent

By Telephone. You can call the Transfer Agent at 1-800-535-2726 to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. The Transfer Agent will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

By Mail. The Fund will redeem its shares at the NAV next determined after the request is received in “good order.” The NAV of the Fund is determined at the close of regular trading of the NYSE (normally 4:00 p.m., Eastern Time) each business day the NYSE is open. Requests should be addressed to:

Regular Mail	Nomura Partners Funds, Inc. P.O. Box 55760 Boston, MA 02205-8005
Express, Registered or Certified Mail	Nomura Partners Funds, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021

Requests in “good order” must include the following documentation:

(a)	a letter of instruction, specifying the name on the account registration, the Fund’s name, the account number, the number of shares or dollar amount to be redeemed, and the class of shares to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

(b)	any required signature guarantees (see “Signature Guarantees” below); and

(c)	other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Wire and/or Automated Clearinghouse (“ACH”). Redemptions in excess of $5,000 may be wired to your financial institution that is indicated on your account application. Please note that proceeds sent via wire will arrive the next business day and a $10.00 fee applies. Redemptions in excess of $100 may be sent via ACH and will arrive in 2-3 business days with no additional fee.

Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.

Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature(s) guaranteed.

Internet Transactions

You may purchase, redeem or exchange your shares, and view activity in your account, by logging onto the Corporation’s website at www.nomurapartnersfunds.com. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Fund limits Internet purchases and redemptions in shares of the Fund to a minimum of $250 per trade and a maximum of $25,000 per trade.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine.

Signature Guarantees

To protect you and the Fund against fraud, certain redemption options will require a medallion signature guarantee. A medallion signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers participating in a Medallion Program recognized by the Securities Transfer Association, but not from a notary public. Signature guarantees from financial institutions that do not reflect one of the following are not part of the program and will not be accepted. The acceptable Medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchange Medallion Program (“SEMP”), or the New York Stock Exchange, Inc. Medallion Program (“NYSE MSP”). The Transfer Agent will need written instructions signed by all registered owners, with a medallion signature guarantee for each owner, for any of the following:

Written requests to redeem $100,000 or more

Changes to a shareholder’s record name

Redemption from an account for which the address or account registration has changed within the last 30 days

Sending redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record

Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours

Adding or changing: ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account.

The Transfer Agent reserves the right to require a signature guarantee(s) on all redemptions.

Other Redemption Options

Call the Corporation at 1-800-535-2726 for instructions on how to redeem by telephone, wire or by ACH. In addition, you can visit the Corporation’s website at www.nomurapartnersfunds.com and follow the instructions for making redemptions electronically.

Redemption Fee. Short-term or excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund charges a redemption fee of 2.00% on redemptions of shares that have been held for less than 30 days. The fee will be deducted from your sale proceeds and cannot be paid separately. The fee does not apply to shares that were acquired through reinvestment of dividends or distributions. The fee will be credited to the assets of the Fund, and is designed to offset the transaction expenses, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

The Fund has delegated to NAM USA the authority to grant exemptions from the redemption fee where NAM USA on behalf of the Fund has previously received assurances (that it in its discretion believes to be appropriate in the circumstances) that transactions to be entered into by an account will not involve market timing activity. Types of accounts that may be considered for this exemption include asset allocation programs that offer automatic rebalancing, wrap fee accounts and certain types of 401(k) or other retirement accounts that provide default investment options. NAM USA attempts to monitor aggregate trading activity of transactions in accounts for which an exemption has been granted to identify activity that may involve market timing. In the event that NAM USA or the Fund believes that it has identified such activity, they will take appropriate action, which may include revoking the exemption, heightening the monitoring policy or terminating of the privilege of purchasing or exchanging shares of the Fund.

The Fund reserves the right at any time to restrict purchases or exchanges or to impose conditions that are more restrictive on excessive or disruptive trading than those stated in the prospectus. The Fund reserves the right to modify or eliminate the redemption fee at any time without notice to shareholders. You will receive notice of any material changes to the Fund’s redemption fee policies.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through a securities broker-dealer, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a securities broker-dealer may charge its own fees.

Redemptions in-Kind. If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur transaction expenses on the sale of portfolio securities so received in payment of redemptions. In addition, investors will remain subject to market fluctuations in the value of these securities until the securities are sold.

Lost Accounts. The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the Transfer Agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent will be reinvested at the then-current net asset value and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to the shareholders or to their representatives for compliance with those laws in good faith. As with all personal financial accounts, property may be transferred to a state if no activity occurs in your account within the time period specified by state law and we are unable to communicate with you about your account.

Policies About Transactions. The Fund is open for business each day the NYSE is open. The Fund calculates its share price every business day, as of the close of regular trading on the NYSE (typically 4:00 p.m., Eastern Time, but sometimes earlier, as in the case of scheduled half-day trading, such as on days in advance of certain holidays, or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time during the Fund’s normal business hours. Once your order request is received in good order, it will be processed at the next share price calculated.

Because orders placed through broker-dealers must be forwarded to the Transfer Agent before they can be processed, you will need to allow extra time. A representative of your broker-dealer should be able to tell you when your order will be processed.

QUESTIONS? You can speak to an Investor Services Representative between 8:30 a.m. and 6:00 p.m., Eastern Time on any Fund business day by calling 1-800-535-2726.

Automated phone information is available 24 hours a day.

In addition, the Fund’s website can be a valuable resource for shareholders with Internet access. To get up-to-date account information, review balances or open an account, go to www.nomurapartnersfunds.com.

If you choose to purchase, exchange or redeem shares by sending instructions by regular mail, they will not be deemed received in good order until they are released by the post office and redelivered to the Transfer Agent’s physical location at 30 Dan Road in Canton, MA 02021. There will be a time lag, which may be one or more days, between regular mail receipt at the Boston post office box and redelivery to such physical location in Canton, and the Fund’s net asset value may change over those days. You might consider using express rather than regular mail if you believe time of receipt of your transaction request to be sensitive.

Transactions Initiated by Telephone or Electronically. Since many transactions may be initiated by telephone or electronically, it is important to understand that, as long as the Fund takes reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, the Fund is not responsible for any losses that may occur. For transactions conducted over the Internet, the Fund recommends the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Wire Transactions. When you ask us to send or receive a wire, please note that while the Fund does not currently charge a fee to receive wires, a $10 fee applies to redemption proceeds sent via wire, and it is possible that your bank may charge fees. Wire transactions are completed within 24 hours. The Fund can only send wires of $5,000 or more and accept wires of $1,000 or more.

Right to Reject, Restrict, Cancel or Limit Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Fund does not accept cash or cash equivalents (such as money orders, cashier’s checks, bank drafts or traveler’s checks), credit cards or credit card checks, third-party checks, starter checks or monetary instruments in bearer form. The Fund reserves the right to prohibit other forms of payment. The Fund’s AML Compliance Officer may grant written exceptions from these prohibitions, if consistent with the Fund’s AML Program and the intent of applicable anti-money laundering laws. The Fund reserves the right to reject, restrict, cancel (within one day of receipt) or limit any specific purchase or exchange request. We are required by law to obtain certain personal information from you, which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or to take such other steps as we deem reasonable.

Because an exchange request involves a request both to redeem shares of the Fund and to purchase shares of another Nomura Fund, the Fund considers the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When the Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund. If an exchange has been rejected or delayed, shareholders may still place an order to redeem their shares.

Frequent Purchases and Redemptions of Fund Shares. The Fund is designed for long-term investors and discourages short-term trading (market timing) and other excessive trading practices. These practices may disrupt portfolio management strategies and harm Fund performance. However, the Fund receives purchase orders and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund, making it more difficult to identify and eliminate market timers. To the degree the Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund’s excessive trading policy. However, there can be no assurance that an intermediary will cooperate in all instances. Certain intermediaries may not presently possess the same operational capabilities to track the number of purchase, redemption or exchange orders made by an individual investor in the Fund, or may lack such capabilities entirely. Certain intermediaries may possess other capabilities to deter short-term or excessive trading, upon which the Fund may rely. In general, the Fund cannot eliminate the possibility that market timing or other excessive trading activity will occur in the Fund.

As noted above, under “Policies You Should Know About – Right to Reject, Restrict, Cancel or Limit Purchase and Exchange Orders,” the Fund reserves the right to reject, restrict, cancel (within one day of receipt) or limit any purchase order (including exchanges) from any investor. To minimize harm to the Fund and its shareholders, the Fund may, at the Fund’s sole discretion, exercise these rights if an investor has a history of excessive trading or has been or may be disruptive to the Fund. In making this judgment, the Fund may consider trading done in multiple accounts under common or related ownership or control.

The Corporation’s Board has adopted policies and procedures designed to discourage short-term trading and other excessive trading practices. The policies and procedures applicable to the Fund include:

the imposition of a 2% redemption fee on the redemption of shares held for less than 30 days (subject to certain exceptions disclosed below);

the reservation of the right to reject, cancel (within one day of receipt) or limit purchase and exchange orders when there appears to be a pattern of short-term or excessive trading or time zone arbitrage; and

the utilization of fair valuation practices adopted by the Board that are intended to protect the Fund from “time zone arbitrage” with respect to its non-U.S. securities holdings (see “Other Information – Pricing of Fund Shares” below).

In addition, a financial intermediary through which you may purchase shares of the Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Fund’s consent or direction to undertake those efforts, but the Fund may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund’s ability to impose restrictions on trading activity with respect to accounts traded through a particular intermediary may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

There are no assurances these procedures will be effective in limiting short-term or excessive trading or time zone arbitrage. For example, the Transfer Agent may not be able to effectively monitor, detect or limit short-term or excessive trading or time zone arbitrage by underlying shareholders that hold shares through omnibus accounts maintained by broker-dealers or other financial intermediaries.

Class A, Class C and Class I shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a redemption fee of 2.00% of the redemption proceeds that will be deducted from those proceeds. The redemption fee is retained by the Fund from which you are redeeming shares (including redemptions by exchange), and is intended to deter short-term trading and offset the trading costs, market impact and other costs associated with short-term trading in and out of the Fund and to facilitate portfolio management. The 2.00% fee directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. The fee is not a deferred sales charge, is not a commission paid to NAM USA or the sub-advisors, and does not benefit NAM USA in any way. The Fund reserves the right to waive the 2.00% redemption fee on a case-by-case basis. The Fund reserves the right to modify the terms of or terminate this fee at any time.

The 2.00% redemption fee will not be charged on transactions involving the following:

Total or partial redemptions of shares of the Fund held for 30 days or more;

Total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to track and process the redemption fee;

Total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to track and process the redemption fee or that require waiver of redemption fees as a condition for inclusion in the program;

Total or partial redemptions of shares invested through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans) where the shares are held within omnibus accounts maintained by a retirement plan sponsor or record keeper that has a written agreement to provide data to assist the Fund in monitoring for excessive trading;

Total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the Fund;

Total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account, or all registered shareholders of the Fund account with more than one registered shareholder (i.e., joint tenant account), upon receipt by the Transfer Agent of appropriate written instructions and documentation satisfactory to the Transfer Agent; or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

Total or partial redemptions of shares acquired though reinvestment of dividends or distributions;

Total or partial redemptions of shares by registered management investment companies that have an agreement with NAM USA or the Distributor for that purpose;

Redemptions initiated by the Fund (e.g., upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions, or (ii) when the shareholder has failed to provide tax identification information); or

Total or partial redemptions by the Fund of its investment in another Fund made in connection with a rebalancing of its investments.

However, if shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this waiver does not apply to IRA and SEP-IRA accounts. In determining whether the minimum 30-day holding period has been met, only the period during which you have held shares of the Fund from which you are redeeming is counted. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held 30 days or more; and third, purchased shares held for less than 30 days. Finally, if a redeeming shareholder acquires Fund shares through a transfer from another shareholder, applicability of the fee, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders. The Fund reserves the right to modify the terms of, or eliminate any exceptions to, the redemption fee at any time.

For shares purchased through a financial intermediary, shareholders should contact their financial intermediary for more information on whether the redemption fee is applicable to their shares. In some cases, financial intermediaries investing wrap account assets through an omnibus account may charge the 2.00% redemption fee but apply operational policies or procedures that are more or less restrictive than those of the Fund.

In addition to the redemption fee described above, your financial advisor may charge service fees for handling redemption transactions. Your shares may also be subject to a CDSC.

Generally, you will be permitted to make up to eight (8) exchanges between the Class A, Class C and Class I shares of the Fund during any 12-month period.

However, more than two exchanges during any 90-day period may be considered excessive.

The Fund reserves the right to accept exchanges in excess of this policy on a case-by-case basis if they believe that granting such an exception would not be disruptive to portfolio management strategies or harm Fund performance. The Fund may also waive this restriction for shareholders investing through certain electronic mutual fund marketplaces.

Reinstatement Privilege. Once a year, you may decide to reinstate Class A, Class C and Class I shares that you have redeemed within the past 90 days. To do so, you must send a letter to the Transfer Agent, stating your intention to use the reinstatement privilege, along with your check for all or a portion of the previous redemption proceeds. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. The proceeds must be reinvested within the same share class. If shares were redeemed from a Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

Other Account Information. If your shares are held in a direct account or in an account held by a financial adviser or platform where the Fund pays shareholder servicing fees to the financial intermediary and the value of your account is below $1,000, the Fund may charge you a fee of $20.00 per account that is determined and assessed annually (see “Small Account Fees” under “Other Information”).

Investor Services and Programs

As a shareholder of the Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial advisor or if your investment in the Fund is made through a retirement plan.

Distribution Options

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial advisor notify the Transfer Agent or by contacting the Transfer Agent services directly:

Dividend and capital gain distributions reinvested in additional shares of the Fund (this option will be assigned if no other option is specified)

Dividend distributions in cash; capital gain distributions reinvested in additional shares of the Fund

Dividend and capital gain distributions in cash

Dividend and capital gain distributions reinvested in additional shares of another Nomura Partners Fund of your choice

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the NAV as of the close of business on the reinvestment date, which is the NAV next computed for the Fund. Your request to change a distribution option must be received by the Transfer Agent at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks. You can choose to have your cash dividends and distributions deposited directly to your bank account or all sent to you by check. Tell us your preference on your application. If you choose to reinvest your dividends and distributions, you will be treated for federal income tax purposes as if you had received such dividends and distributions and used them to purchase additional shares as described under “Taxes – United States Federal Income Taxation – Distributions” in the SAI.

Purchase and Redemption Programs for Class A and Class C Shares

For your convenience, the following purchase and redemption programs are made available to you with respect to Class A and Class C shares, without extra charge.

Automatic Investment Plan. You can make cash investments through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on or about the fifteenth day of the month, or, if such day is not a business day, on the prior business day.

Automatic Exchange Plan. If you have an account balance of at least $5,000 in any Nomura Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges of at least $100 from your account in the Fund for shares of the same Class of another Nomura Partners Fund. Exchanges (other than same-Fund exchanges) are generally taxable for federal income tax purposes. You may make exchanges with any of the other Nomura Funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days’ notice.

Reinvest Without A Sales Charge. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

Distribution Investment Program. You may purchase shares of the Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting dividend and capital gain distributions from the same Class of another Nomura Partners Fund.

Systematic Withdrawal Plan. A non-retirement plan shareholder who has an account balance of at least $5,000 in any Fund may establish a systematic withdrawal plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $100 or more.

Shareholders may designate which day they want the automatic withdrawal to be processed. If you do not specify a date, the investment will automatically occur on the fifteenth day of the month, or, if such day is not a business day, on the prior business day. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. The check amounts may be based on the redemption of a fixed dollar amount or fixed share amount. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment, and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain medallion signature guarantee(s) as described under “How to Purchase, Exchange and Redeem Shares – Signature Guarantees.” Any such requests must be received by the Transfer Agent ten (10) days prior to the date of the first systematic withdrawal. A systematic withdrawal plan may be terminated at any time by the shareholder, the Corporation, or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Corporation of notice of death of the shareholder.

Other Information

Pricing of Fund Shares

The price of each Class of the Fund’s shares is based on its net asset value. The net asset value of each Class of shares is determined as of the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is closed are listed in the SAI. To determine NAV, the Fund values its assets at current market values (for securities issued by U.S. companies), or at a fair value (for securities issued by non-U.S. companies or if current market values are not available) each day pursuant to fair value methods approved by the Board. To calculate net asset value (“NAV”), the Fund uses the following equation:

Total Assets Allocable to Class – Total Liabilities Allocable to the Class	= NAV
Total Number of Shares of the Class Outstanding

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and redemption fees and any required tax withholding, if your order is complete (has all required information) and the Transfer Agent receives your order by:

the Transfer Agent’s close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) receives your order by the valuation time; or

the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder service.

The Fund has authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

The Fund, if applicable, uses market prices to value securities issued by U.S. companies. In addition, the Fund will use fair value methods, approved by the Board, each day that the NYSE is open for business. Fair value determinations may be made by the Corporation’s independent pricing service or by the Corporation’s Pricing and Fair Valuation Committee (the “Pricing Committee”) pursuant to procedures adopted by the Corporation’s Board. As a result, the Fund’s value for a security is likely to be different from quoted market prices.

If information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, including, but not limited to, when (i) the security’s trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security’s primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions, and (vii) a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates NAV, then the security will be valued by another method that the Board believes accurately reflects fair value in accordance with the Fund’s Pricing and Valuation Procedures (“Valuation Procedures”).

The Board has adopted valuation procedures for the Fund that require daily fair valuation by an independent pricing service approved by the Board and has delegated day-to-day responsibility for fair value determinations to the Pricing and Fair Valuation Committee. Fair value determinations that affect the Fund’s NAV are subject to review, approval or ratification by the Board. The Fund uses fair value pricing to seek to ensure that the Fund’s NAV reflects the value of its underlying portfolio securities.

There can be no assurance, however, that a fair value used by the Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the Valuation Procedures will prevent dilution of the Fund’s NAV by short-term traders.

Other Rights the Fund Reserves

You should be aware that the Fund may do any of the following:

withhold 28% of your distributions as federal backup withholding if the Fund has been notified by the IRS that you are subject to backup withholding, or if you fail to provide the Fund with a correct taxpayer identification number or certification that you are exempt from backup withholding.

close your account and send you the proceeds if your balance falls below $500; charge you $20 a year if your account balance falls below $1,000 and redeem shares in the account to cover such fee; in either case, the Fund will give you 90 days’ notice so you can either increase your balance or close your account (these policies will apply even in a case where a fall in share price created the low balance).

reject a new account application if you don’t provide a correct social security or taxpayer identification number; if the account has already been opened, we may give you 30 days’ notice to provide the correct number.

pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund’s net assets, whichever is less.

change, add or withdraw various services, fees and account policies.

Small Account Fees / Mandatory Redemptions.

Small Accounts are subject to a Small Account Fee or may be subject to mandatory redemption, as described below. Because of the impact on Fund expenses of maintaining small shareholder accounts, the Fund has set a minimum account size of $1,000 for Fund Classes A, C and I (“Fund Minimum”).

Small Account Fees. The Fund may charge an annual $20 Small Account Fee on each account below the Fund Minimum. Small Accounts are Fund accounts that have a balance below the Fund Minimum for any reason, including market fluctuation. The Small Account Fee is assessed on each direct account investor, even if the investment is made through an account held by a financial adviser or platform, unless the Fund does not pay any recordkeeping or administrative shareholder servicing fees associated with the maintenance of the underlying investor account. The Small Account Fee is charged by redeeming shares in your account. If the value of your account is $20 or less, then the amount in the account will be exhausted to pay the Small Account Fee and your account will be closed.

The Small Account Fee is deducted from the Fund account only once per calendar year. You will be notified between April and June that the value of your account is less than the Fund investment minimum before any fee is imposed. During the 90 day period you can make an additional investment to bring the value of your account to the Fund investment minimum and the Fund will not impose the Small Account Fee. Payment of this Small Account Fee through the redemption of Fund shares may result in tax consequences to you (consult with your tax adviser).

The Small Account Fee is not charged on, if applicable: (i) accounts of authorized qualified employee benefit plans, IRA accounts, Automatic Investment Plans, selected fee-based programs, or accounts established under the Uniform Gifts or Transfers to Minors Acts; or (ii) accounts that do not have a valid address as evidenced by mail being returned to the Fund or its agents.

Some shareholders who hold accounts in Classes A, C and I may have those accounts aggregated for purposes of these calculations. Please contact the Transfer Agent at 1-800-535-2726 for more information.

Mandatory Redemptions. In addition, the Fund may redeem all the shares in your account if the net asset value of your account falls below $500 for any reason, including market fluctuation. You will be notified at least 90 days prior to the Fund making an involuntary redemption in order to permit you to bring the value of your account to at least $500 before the Fund makes an involuntary redemption. During the 90 day period you can make an additional investment to bring the value of your account to at least $500. If you do not increase the value to $1,000 the Fund will impose the Small Account Fee (see above). An involuntary redemption of Fund shares may result in tax consequences to you (consult with your tax adviser).

This involuntary redemption will not be made with respect to: (i) accounts of authorized qualified employee benefit plans, IRA accounts, Automatic Investment Plans, selected fee-based programs, or accounts established under the Uniform Gifts or Transfers to Minors Acts; or (ii) accounts that do not have a valid address as evidenced by mail being returned to the Fund or its agents.

The Fund may be limited in its ability to monitor or ensure that accounts opened through a financial intermediary meet the Fund Minimum or low account balance minimum. Nevertheless, the Fund expects that financial intermediaries will comply with the Fund’s requirements, including applicable investment minimums. In the event that the Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at any time.

The Fund reserves the right to waive the small account fee to the extent such a decision is determined to be in the best interests of the Fund. The Fund also reserves the right to change the minimum size of the accounts subject to the small account fee or the mandatory redemption.

Foreign Investors

The Fund will generally not accept investments from foreign investors (e.g., foreign financial institutions and other non-U.S. persons). If the Fund does accept such investments from a foreign investor, the Transfer Agent is expected to conduct due diligence on such foreign investors as may be required under the USA PATRIOT Act and applicable Treasury or SEC rules, regulations and guidance. In addition to the due diligence, the Fund has instructed the Transfer Agent to escalate foreign investors to the Fund’s Anti-Money Laundering Compliance Officer, including all foreign correspondent accounts established in the U.S. for a foreign financial institution.

Customer Identification and Verification

To help the government fight the funding of terrorism and prevent money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill their legal obligations. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity, and the Fund shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a time-frame established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined after receipt of your application in proper form.

However, the Fund reserves the right to close your account at the then-current day’s price if they are unable to verify your identity.

Attempts to verify your identity will be performed within a time-frame established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Corporation has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Understanding Dividends, Distributions and Taxes

In order to qualify as a “regulated investment company” and avoid federal corporate income tax, the Fund must, among other requirements, distribute to its shareholders virtually all of its net earnings each year. The Fund can earn money in two ways: by earning interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. The Fund’s earnings are separate from any gains or losses stemming from your own disposition of shares.

The Fund intends to declare and pay dividends of all or a portion of its net investment income, including “phantom income,” such as original issue discount, on a monthly basis to shareholders, and will distribute its realized net capital gain, if any, annually. It will, if necessary, make additional distributions.

Redeeming Fund shares will usually have tax consequences for you (except if you are investing through an IRA or other tax-advantaged account). Your redemption of shares may result in a capital gain or loss for you; whether this capital gain is long-term or short-term depends on how long you owned the shares. In addition, an exchange of the Fund’s shares for shares of another Nomura Fund will generally be a taxable exchange for federal income tax purposes. Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state, local and non-U.S. tax consequences.

The tax treatment of the Fund’s distributions to you will depend on the nature of the Fund’s income from which the distribution is paid. Dividends paid from the Fund’s investment income or from its net short-term capital gain generally are taxed at ordinary income rates; however, distributions of net long-term capital gain are currently eligible for taxation at a reduced rate when received by shareholders that are not corporations. It is expected that a very substantial portion of the Fund’s income will consist of ordinary income. The tax treatment of dividends and distributions is the same whether you reinvest them or receive them in cash.

The Fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions. They also contain certain details on your purchases and redemptions of shares.

Dividends or distributions declared in the last month of a given year are included in your taxable income in that year, even though you may not receive the money until the following January.

By law, your dividends and redemption proceeds will be subject to backup withholding if you are a non-corporate taxpayer and have not provided a taxpayer identification number or social security number, or if you have provided an incorrect number or have not otherwise established an exemption.

If you invest right before the Fund pays a dividend, you will receive some of your investment back as a dividend that is taxable to you (unless you are investing through a tax-advantaged retirement account). You can avoid this result by investing after the Fund declares a dividend.

You are urged to consult your tax professional and read the discussion under “Taxes” in the SAI before buying or disposing of Fund shares and electing how to receive distributions.

Delivery of Shareholder Documents

The Corporation delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at 1-800-535-2726, or write to Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA 02205-8005.

Financial Highlights

As of the date of this Prospectus, the Fund has not commenced operations. Upon becoming available, the Fund’s audited financial statements and related notes will appear in the Corporation’s annual report to shareholders, which will be made available upon request (see “To Get More Information” on the back cover).

To Get More Information

Shareholder Reports. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. These will include commentary from the Fund’s management team about recent market conditions and the effects of the Fund’s strategies on its performance. They will also have detailed performance figures, a list of everything the Fund owns, and the Fund’s financial statements. Shareholders will get these reports automatically.

Statement of Additional Information (“SAI”). This tells you more about the Fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it is legally part of this Prospectus).

The Fund’s Statement of Additional Information is available, free of charge, by calling 1-800-535-2726 or on the Corporation’s website at www.nomurapartnersfunds.com. This document and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090.

To Make Investments	SEC
Nomura Partners Funds, Inc. P.O. Box 55760 Boston, MA 02205-8005 www.nomurapartnersfunds.com 1-800-535-2726	Public Reference Section 100 F Street, N.E. Washington, D.C. 20549-1520 www.sec.gov 1-202-551-8090

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the related SAI.

Distributed by:

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

SEC Investment Company Act File Number:

Nomura Partners Funds, Inc.	811-01090

Nomura Asset Management U.S.A. Inc.

2	World Financial Center, Building B, 18th Floor New York, New York 10281-1712

www.nomurapartnersfunds.com